SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934
                               (Amendment no. __)


Filed by the Registrant    [X]
Filed by a party other than the Registrant   [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, for Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted by
[ ]  Definitive Additional Materials            Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                              ISONICS CORPORATION
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


(1)  Title of each class of securities to which transactions applies:

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(2)  Aggregate number of securities to which transactions applies:

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(3)   Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)   Proposed maximum aggregate value of transaction:

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(5)   Total fee paid:

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[ ]   Fee paid previously with preliminary materials.
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[ ]   Check box if any part of the fee is offset as  provided  by  Exchange  Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount previously paid:

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(2)   Form, Schedule or Registration Statement No.:

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(3)  Filing party:

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(4)  Date filed:

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


                               ISONICS CORPORATION
                             20 Great Oaks Boulevard
                           San Jose, California 95119


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON OCTOBER 6, 1998

TO THE SHAREHOLDERS OF ISONICS CORPORATION:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of ISONICS CORPORATION, a California corporation (the "Company"), will be held on Tuesday, October 6, 1998 at 10:00 a.m., local time, at the offices of the Company, located at 20 Great Oaks Boulevard, San Jose, California 95119 for the following purposes:

         1. To elect five directors to serve for the ensuing year and until their successors are elected.

         2.       To approve the Company's 1998 Employee Stock Purchase Plan.

         3. To ratify the selection of Grant Thornton LLP as independent auditors of the Company for its fiscal year ending April 30, 1999.

         4. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         The Board of Directors has fixed the close of business on August 18, 1998, as the record date for the determination of shareholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.


                                           By Order of the Board of Directors


                                           PAUL J. CATUNA
                                           Secretary


San Jose, California
September 9, 1998


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ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON.  WHETHER
OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE,  DATE, SIGN AND RETURN
THE   ENCLOSED   PROXY  AS   PROMPTLY  AS  POSSIBLE  IN  ORDER  TO  ENSURE  YOUR
REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.
--------------------------------------------------------------------------------

                               ISONICS CORPORATION
                             20 Great Oaks Boulevard
                           San Jose, California 95119


                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS

                                 October 6, 1998

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

         The enclosed proxy is solicited on behalf of the Board of Directors of Isonics Corporation, a California corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held on October 6, 1998, at 10:00 a.m., local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the offices of the Company located at 20 Great Oaks Boulevard, San Jose, California 95119. The Company intends to mail this proxy statement and accompanying proxy card on or about September 4, 1998, to all shareholders entitled to vote at the Annual Meeting.

SOLICITATION

         The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other employees of the Company. No additional compensation will be paid to directors, officers or other employees for such services.

VOTING RIGHTS AND OUTSTANDING SHARES

         Only holders of record of Common Stock at the close of business on August 18, 1998 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on August 18, 1998 the Company had outstanding and entitled to vote 6,071,980 shares of Common Stock.

         Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting. With respect to the election of directors, shareholders may exercise cumulative voting rights. Under cumulative voting, each holder of Common Stock will be entitled to five votes for each share held. Each shareholder may give one candidate, who has been nominated prior to voting, all the votes such shareholder is entitled to cast or may distribute such votes among as many such candidates as such shareholder chooses. (However, no shareholder will be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and at least one shareholder has given notice at the meeting, prior to the voting, of his or her intention to cumulate votes). Unless the proxyholders are otherwise instructed, shareholders, by means of the accompanying proxy, will grant the proxyholders discretionary authority to cumulate votes.

         All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions and broker non-votes are counted towards a quorum but are not counted for any purpose in determining whether a matter is approved.

REVOCABILITY OF PROXIES

         Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 20 Great Oaks Boulevard, San Jose, California 95119, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

                                       1.

SHAREHOLDER PROPOSALS

         Proposals of shareholders that are intended to be presented at the Company's 1999 Annual Meeting of Shareholders must be received by the Company not later than May 27, 1999 in order to be included in the proxy statement and proxy relating to that Annual Meeting. In addition, pursuant to recent changes to the proxy rules, unless a shareholder who wishes to bring a matter before the shareholders at the Company's 1999 Annual Meeting of Shareholders notifies the Company of such matter prior to July 21, 1999, management will have discretionary authority to vote all shares for which it has proxies in opposition to such matter.


                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         There are five nominees for the five Board positions presently authorized in the Company's Bylaws. Each director to be elected will hold office until the next annual meeting of shareholders and until his or her successor is elected and has qualified, or until such director's earlier death, resignation or removal. Each nominee listed below is currently a director of the Company. Larry J. Wells was appointed as a director by the Board in September 1996 to fill a vacancy created when the Board increased the authorized size of the Board to four members. Richard Parker was appointed as a director by the Board in August 1998 to fill a vacancy created when the Board increased the authorized size of the Board to five members. Each of the remaining three nominees below were elected by the shareholders.

         Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the five nominees named below, subject to the discretionary power to cumulate votes. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected and management has no reason to believe that any nominee will be unable to serve. The five candidates receiving the highest number of affirmative votes cast at the meeting will be elected directors of the Company.

                        THE BOARD OF DIRECTORS RECOMMENDS
                     A VOTE IN FAVOR OF EACH NAMED NOMINEE.

NOMINEES

         The names of the nominees and certain information about them are set forth below:

                                       PRINCIPAL OCCUPATION/
         NAME                 AGE      POSITION HELD WITH THE COMPANY
         ----                 ---      ------------------------------

         James E. Alexander   49       President,  Chief Executive  Officer and
                                       Chairman of the Board of Directors

         Boris Rubizhevsky    47       Senior Vice President, Vice Chairman and
                                       Director

         Lindsay A. Gardner   45       Director

         Larry J. Wells       52       Director

         Richard Parker       54       Director


         James E. Alexander is a founder of the Company and has served as its President, Chief Executive Officer and a director since its inception. Mr. Alexander has worked full-time for the Company since January 1994. From June 1972 to December 1993, he worked in a variety of technology positions at General Electric Company ("GE") in the aircraft engine and nuclear power businesses, where his last position was Manager of Technology Programs. Mr. Alexander received his bachelors degree in Metallurgical Engineering from the University of Cincinnati and performed graduate work in materials science there. He earned a masters degree in Business Administration from Santa Clara University.

         Boris Rubizhevsky is a founder of the Company and has been a Senior Vice President and a director of the Company since inception and became Vice Chairman in March 1997. From November 1996 through December 1994, Mr. Rubizhevsky owned and operated SAR Marketing, a consulting firm providing business advice and services to large multinational corporations. From June 1977 to May 1986, Mr. Rubizhevsky worked at GE as Business Development

                                       2.

Manager in various international locations. He received his bachelors degree in Engineering from the Stevens Institute of Technology.

         Lindsay A. Gardner was elected a director of the Company in September 1993. Ms. Gardner has served from 1991 through the present as President of LG Associates, a US-based management consulting firm providing materials management expertise to foreign company affiliates of US companies in developing countries. During her tenure at LG Associates, Ms. Gardner resided in Moscow, Russia from September 1991 to January 1994 when she moved to Beijing, China, where she currently resides. From 1977 to 1991, Ms. Gardner worked for GE in a variety of management and functional positions including international marketing, quality assurance and materials. Ms. Gardner received her bachelors degree in International Economics from The George Washington University Elliott School of International Affairs, and earned a masters in Business Administration from the University of Louisville.

         Larry J. Wells was elected a director of the Company in September 1996. Mr. Wells is the founder of Sundance Venture Partners, L.P. ("Sundance"), a venture capital fund, and is the chairman of the entity that acts as the manager of Sundance. From 1983 to 1987, Mr. Wells served as Vice President of Citicorp Venture Capital and then became Senior Vice President of Inco Venture Capital. From May 1969 to June 1983, Mr. Wells was the founder and President of Creative Strategies International, a market research consulting firm specializing in emerging markets. Mr. Wells is a director of Identix, Inc., Atlanta Technology Group, Cellegy Pharmaceuticals, Gateway Data Sciences and Telegen Corporation, as well as several privately held companies. Mr. Wells received his bachelors degree in Economics and earned a masters degree in Business Administration from Stanford University.

         Richard Parker has served as a director of the Company since August 1998. Mr. Parker is presently Vice-President of Distribution Sales for Cypress Semiconductor and has held that position since December 1997. Previously, Mr. Parker was Director of Sales for Cypress from April 1984 to December 1997. Prior to joining Cypress, he held various sales and marketing management positions at Fairchild Semiconductor from 1973 to 1984. He received a bachelors degree in education from the University of North Dakota.

BOARD COMMITTEES AND MEETINGS

         During the fiscal year ended April 30, 1998 the Board of Directors held four meetings. The Board has an Audit Committee, a Compensation Committee and an Acquisition Committee.

         The Audit Committee meets with the Company's independent auditors at least annually to review the results of the annual audit and discuss the financial statements; recommends to the Board the independent auditors to be retained; and receives and considers the accountants' comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The Audit Committee is composed of two non-employee directors: Mr. Wells and Ms. Gardner. It did not meet during such fiscal year.

         The Compensation Committee makes recommendations concerning salaries and incentive compensation, awards stock options to employees and consultants under the Company's stock option plans and otherwise determines compensation levels and performs such other functions regarding compensation as the Board may delegate. The Compensation Committee is composed of two non-employee directors:
Mr. Wells and Ms. Gardner. It met one time during such fiscal year.

         The Acquisition Committee oversaw and reviewed the due diligence process with respect to the acquisition of International Process Research Corporation and authorized certain officers to execute and deliver documents in connection therewith. The Acquisition Committee was composed of three directors:
Messrs. Alexander, Rubizhevsky and Wells. It met two times during such fiscal year.

         During the fiscal year ended April 30, 1998, each Board member attended 75% or more of the aggregate of the meetings of the Board and of the committees on which he or she served, held during the period for which he or she was a director or committee member, respectively.


                                   PROPOSAL 2

                  APPROVAL OF 1998 EMPLOYEE STOCK PURCHASE PLAN

         The Company's 1998 Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") was adopted by the Board of Directors in August 1998.

         Shareholders are requested in this Proposal 2 to approve the Employee Stock Purchase Plan. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voting at the meeting will be

                                       3.

required to approve the Employee Stock Purchase Plan. For purposes of this vote abstentions and broker non-votes will not be counted for any purpose in determining whether this matter has been approved.


                        THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 2.

         The essential features of the Employee Stock Purchase Plan are outlined below.

PURPOSE

         The purpose of the Employee Stock Purchase Plan is to give employees of the Company and any parent or subsidiary of the Company ("affiliate") designated by the Board an opportunity to purchase Common Stock of the Company through payroll deductions. The Employee Stock Purchase Plan assists the Company in (i) securing the services of new employees, (ii) retaining the services of existing employees, and (iii) providing incentives for such persons to exert maximum efforts for the success of the Company and its affiliates. The rights to purchase Common Stock granted under the Employee Stock Purchase Plan ("Rights") are intended to qualify as options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Code.

ADMINISTRATION

         The Board, which administers Employee Stock Purchase Plan, has the final power to construe and interpret the Employee Stock Purchase Plan and the Rights granted under it. Subject to the provisions of the Employee Stock Purchase Plan, the Board determines when and how Rights will be granted. It also determines the provisions of each offering of such Rights (which need not be identical) and whether employees of an affiliate may participate in the Employee Stock Purchase Plan. The Board may delegate administration of the Employee Stock Purchase Plan to a committee of two or more Board members. The Board also may abolish any such committee at any time and revest the administration of the Employee Stock Purchase Plan in itself. As used herein with respect to the Employee Stock Purchase Plan, the "Board" refers to such committee as well as to the Board of Directors itself.

OFFERINGS

         The Employee Stock Purchase Plan is implemented by offerings of Rights to all eligible employees from time to time by the Board. Such offerings may not be more than 27 months long and may contain multiple purchase periods. Currently, offerings are generally 24 months long, divided into four shorter six-month purchase periods. As of August 21, 1998, no shares of the Company's Common Stock had been purchased under the Employee Stock Purchase Plan.

STOCK SUBJECT TO EMPLOYEE STOCK PURCHASE PLAN

         An aggregate of 200,000 shares of Common Stock is authorized for issuance under the Employee Stock Purchase Plan. If Rights expire, lapse or otherwise terminate without being exercised, the shares of Common Stock not purchased under such Rights will again become available for issuance under the Employee Stock Purchase Plan.

ELIGIBILITY

         An employee may not participate in the Employee Stock Purchase Plan if he or she would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or an affiliate. This includes any stock that the employee may purchase under the Rights received for the offering or other options. An employee may participate in an offering if he or she otherwise meets the eligibility requirements set forth in the offering as of the first day of the offering (the "offering date"). Such eligibility requirements may include being continuously employed by the Company or a designated affiliate for the time period determined by the Board, which period must be less than two years,. If, during the course of an ongoing offering, an employee first satisfies the eligibility requirements for the offering, the Board may provide that such employee also may participate in that offering.

         Currently, to participate in an offering an employee must be customarily employed at least 20 hours per week and five months per calendar year on the offering date. In addition, the employee must be an employee of the Company or a United States affiliate for at least three months as of the offering date. (However, for the initial offering employees of the Company's
United States affiliate will be given credit for their employment with the affiliate prior to its affiliation with the Company.) An employee who first becomes eligible to participate in the Employee Stock Purchase Plan during

                                       4.

the course of an offering may enroll in the next purchase period. For such employees, the first day of that purchase period will be the "offering date" for such employee. The offering for such employee will begin on that offering date but will end coincident with the end of the ongoing offering.

         As of August 21, 1998, 33 employees were eligible to participate in the Employee Stock Purchase Plan.

PARTICIPATION IN THE PLAN

         An eligible employee enrolls in the Employee Stock Purchase Plan by delivering to the Company, within the time period set forth in the offering, an agreement authorizing payroll deductions. Payroll deductions may be 15% (or such lower percentage as the Board determines for a particular offering) of the employee's earnings during the offering. In lieu of a percentage of earnings, the Board may designate a maximum dollar amount to be withheld from earnings. Currently, payroll deductions may be 1% to 15% of earnings during a purchase period.

PURCHASE PRICE

         The purchase price of shares sold in an offering may not be less than the lower of (i) 85% of the fair market value of a share of Common Stock on the offering date, or (ii) 85% of the fair market value of a share of Common Stock on the purchase date.

PAYMENT OF PURCHASE PRICE; PAYROLL DEDUCTIONS

         The purchase price of the shares is accumulated by payroll deductions over the purchase period. A participant may increase, reduce, or commence payroll deductions after the beginning of any purchase period only as provided for in the offering. Currently, a participant may increase or decrease payroll deductions only once during a purchase period. However, a participant may increase or decrease his or her payroll deductions prior to the beginning of a new purchase period or a new offering, to be effective at the beginning of such new purchase period or new offering.

         All payroll deductions made for a participant are credited to his or her account under the Employee Stock Purchase Plan and deposited with the general funds of the Company. A participant may make additional payments into such account only if specifically provided for in the offering and only if the participant has not had the maximum allowable amount withheld during the offering. Currently, additional payments are not allowed.

PURCHASE OF STOCK

         By executing an agreement to participate in an offering, an employee is entitled to purchase shares under the Employee Stock Purchase Plan. In connection with offerings made under the Employee Stock Purchase Plan, the Board may specify a maximum number of shares an employee may purchase and the maximum aggregate number of shares that may be purchased by all participants. If the aggregate number of shares to be purchased upon exercise of Rights granted in the offering were to exceed the maximum aggregate number, the Board would make a pro rata allocation of shares available in a uniform and equitable manner. Under the Code, no employee may purchase more than $25,000 worth of stock (determined at the fair market value of the shares at the time the employee's Rights are granted) under all employee stock purchase plans of the Company in any calendar year. Unless the employee's participation is discontinued, his or her Right is exercised automatically at the end of the purchase period at the applicable price. See "Withdrawal" below.

WITHDRAWAL

         While each participant in the Employee Stock Purchase Plan is required to sign an agreement authorizing payroll deductions, the participant may withdraw from a given offering by delivering to the Company a notice of withdrawal, which will terminate his or her payroll deductions. Such withdrawal may be elected at any time set by the Board prior to the end of the applicable purchase period. Currently, withdrawal may be elected no later than 10 days prior to a purchase date.

         Upon any withdrawal from an offering by the employee, the Company will distribute to the employee his or her accumulated payroll deductions without interest unless otherwise specified in the offering, and such employee's interest in the offering will be automatically terminated. Currently, no interest is paid on accumulated payroll deductions. An employee's withdrawal from an offering will not have any effect upon such employee's eligibility to participate in subsequent offerings under the Employee Stock Purchase Plan.

                                       5.

TERMINATION OF EMPLOYMENT OR ELIGIBILITY

         Rights granted pursuant to an offering terminate immediately upon the cessation of an employee's employment or eligibility for any reason. Thereafter, the Company will distribute to the employee any accumulated payroll deductions (reduced to the extent such deductions were used to acquire stock for the employee), without interest unless the terms of the offering provide otherwise.

RESTRICTIONS ON TRANSFER

         Rights granted under the Employee Stock Purchase Plan are not transferable and may be exercised only by the person to whom such Rights are granted. However, if an employee dies, he or she may designate a beneficiary to receive any shares and/or cash remaining in the employee's account.

DURATION, AMENDMENT AND TERMINATION

         The Board may suspend or terminate the Employee Stock Purchase Plan at any time. Unless terminated earlier, the Employee Stock Purchase Plan will terminate when all of the shares subject to the Employee Stock Purchase Plan's reserve, as increased and/or adjusted from time to time, have been issued.

         The Board may amend the Employee Stock Purchase Plan at any time. The shareholders must approve any amendment within 12 months of its adoption if the amendment requires shareholder approval under Section 423 of the Code, the requirements of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or the requirements of an applicable stock exchange.

         Rights granted before amendment or termination of the Employee Stock Purchase Plan would not be altered or impaired by any amendment or termination of the Employee Stock Purchase Plan without the consent of the person to whom such Rights were granted.

EFFECT OF CERTAIN CORPORATE EVENTS

         If there is a dissolution, liquidation or specified type of merger of the Company, then the Board will determine what the consequences will be as to outstanding Rights. It may allow a surviving corporation to assume outstanding Rights or to substitute similar Rights for those outstanding under the Employee Stock Purchase Plan. Alternatively, the Board may determine that the participants' Rights will continue in full force and effect, or it may decide that the participants' accumulated payroll deductions will be used to purchase Common Stock immediately prior to such transaction and the participants' Rights under the ongoing offering will terminate thereafter.

FEDERAL INCOME TAX INFORMATION

         Rights granted under the Employee Stock Purchase Plan are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan that qualifies under the provisions of Section 423 of the Code.

         A participant will be taxed on amounts withheld for the purchase of shares as if such amounts were actually received. No other income will be taxable to a participant until disposition of the shares acquired, and the method of taxation will depend upon the holding period of the purchased shares.

         If the purchased stock is sold (or otherwise disposed of) two years or more after the offering date and one year or more after the stock is transferred to the participant, then there is a "qualifying disposition." In this case, the amount of the ordinary income the participant will recognize will be equal to the lesser of (i) the excess of the fair market value of the stock at the time of such qualifying disposition over the purchase price or (ii) the excess of the fair market value of the stock as of the offering date over the purchase price (determined as of the offering date). Any further gain or any loss will be taxed as a long-term capital gain or loss. Capital gains currently are generally subject to lower tax rates than ordinary income. The maximum capital gains rate for federal income tax purposes is 20% for long-term capital gain while the maximum ordinary rate is effectively 39.6% at the present time.

         If the stock is sold or disposed of before the expiration of either of the holding periods described above (a "disqualifying disposition"), then the excess of the fair market value of the stock on the purchase date over the purchase price will be treated as ordinary income at the time of such disposition. (The Company also may be required in the future

                                       6.

to withhold income taxes relating to such ordinary income from other payments made to the participant.) The balance of any gain will be treated as capital gain. Even if the stock is later disposed of for less than its fair market value on the purchase date, the same amount of ordinary income is attributed to the participant. Therefore, the participant will recognize a capital loss equal to the difference between the sales price and the fair market value of the stock on the purchase date. Any capital gain or loss will be long-term or short-term depending on whether the stock has been held for more than one year.

         There are no federal income tax consequences to the Company by reason of the grant or exercise of Rights (i.e., purchase of stock) under the Employee Stock Purchase Plan. The Company currently is entitled to a deduction to the extent amounts are taxed as ordinary income to a participant by reason of a disposition before the expiration of the holding periods described above (subject to the requirement of reasonableness and a tax reporting obligation).


                                   PROPOSAL 3

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

         The Board of Directors has selected Grant Thorton LLP as the Company's independent auditors for the fiscal year ending April 30, 1999 and has further directed that management submit the selection of independent auditors for ratification by the shareholders at the Annual Meeting. Grant Thornton LLP has audited the Company's financial statements since April 1994. Representatives of Grant Thorton LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

         Shareholder ratification of the selection of Grant Thorton LLP as the Company's independent auditors is not required by the Company's Bylaws or otherwise. However, the Board is submitting the selection of Grant Thorton LLP to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its shareholders.

         The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voting at the Annual Meeting will be required to ratify the selection of Grant Thorton LLP. For purposes of this vote abstentions and broker non-votes will not be counted for any purpose in determining whether this matter has been approved.

                        THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 3.

                                       7.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The  following  table  sets forth  certain  information  regarding  the ownership  of the  Company's  Common  Stock as of July 31,  1998,  by:  (i) each nominee for director;  (ii) each of the executive  officers named in the Summary
Compensation Table; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its Common Stock.

                                                                                    Beneficial Ownership (1)
                                                                              -------------------------------------
Beneficial Owner                                                              Number of Shares     Percent of Total
----------------                                                              ----------------     ----------------
James E. Alexander (2)                                                            2,155,763              35.5
Boris Rubizhevsky (3)                                                             1,919,202              31.6
Jacques Delente (4)                                                                 355,401               5.9
Metallurgy International, Inc.                                                      353,982               5.8
   5906 McIntyre Street
   Golden, CO 80403
Lindsay Gardner (5)                                                                 293,784               4.8
Paul J. Catuna (6)                                                                  258,227               4.3
Daniel J. Grady (7)                                                                 207,340               3.4
Larry Wells (8)                                                                      30,000               *
All executive officers and directors as a group (7 persons)(9)                    5,573,669              91.8

-----------------------

*        Less than one percent.

(1) This table is based upon information supplied by officers, directors and principal shareholders and Schedules 13D and 13G filed with the Securities and Exchange Commission ("SEC"). Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the shareholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 6,071,980 shares of Common Stock outstanding on July 31, 1998, adjusted as required by rules promulgated by the SEC.

(2) Includes (i) 60,472 shares of Common Stock subject to a repurchase right in favor of the Company, and (ii) warrants exercisable for 91,002 shares of Common Stock issued in connection with a private placement (the "Placement") of 12% unconvertible promissory notes and warrants to purchase Common Stock of the Company held by the brother-in-law, mother-in-law and father-in-law of Mr. Alexander.

(3) Includes (i) 60,472 shares of Common Stock subject to a repurchase right in favor of the Company, and (ii) 91,730 shares of Common Stock held by Mr. Rubizhevsky's wife, and (iii) warrants exercisable for 91,002 shares of Common Stock issued in connection with the Placement held by the mother, father, mother-in-law and father-in-law of Mr. Rubizhevsky.

(4) Includes (i) 118,895 shares of Common Stock subject to a repurchase right in favor of the Company, and (ii) warrants exercisable for 122,853 shares of Common Stock issued in connection with the Placement.

(5) Includes (i) warrants exercisable for 91,001 shares of Common Stock issued in connection with the Placement, and (ii) 30,000 shares of Common Stock subject to stock options exercisable within 60 days of July 31, 1998.

(6) Represents 258,227 shares of Common Stock subject to stock options exercisable within 60 days of July 31, 1998.

                                       8.



(7) Represents 207,340 shares of Common Stock subject to stock options exercisable within 60 days of July 31, 1998.

(8) Represents 30,000 shares of Common Stock subject to stock options exercisable within 60 days of July 31, 1998.

(9) Includes (i) 120,944 shares of Common Stock subject to a repurchase right in favor of the Company, (ii) 525,567 shares of Common Stock subject to stock options exercisable within 60 days of July 31, 1998,
         (iii) warrants exercisable for 395,858 shares of Common Stock issued in connection with the Placement, and (iv) 91,730 shares of Common Stock held by Mr. Rubizhevsky's wife.


                             ADDITIONAL INFORMATION

MANAGEMENT

         Executive officers are elected annually by the Board and serve at the discretion of the Board. Set forth below is information regarding executive officers of the Company who are not directors.

                                    PRINCIPAL OCCUPATION/
         NAME              AGE      POSITION HELD WITH THE COMPANY
         ----              ---      ------------------------------
         Daniel J. Grady   44       Vice President, Medical, Research and
                                    Diagnostics

         Paul J. Catuna    34       Vice President, Finance, Chief Financial
                                    Officer and Secretary


         Daniel J. Grady joined the Company as Vice President, Medical, Research and Diagnostics in October 1995. From March 1994 through September 1995, Dr. Grady was Vice President of Research and Development at Sopha Medical Systems. From April 1991 until March 1994, he served as Marketing Manager, Nuclear Energy for GE. From May 1988 through March 1991, Dr. Grady served as Software Engineering Manager, Nuclear Medicine for GE in England. From October 1984 through May 1988, he served as Clinical Applications Manager for GE Nuclear
Medicine.  Between  June 1981 and  October  1984,  he served as the  Engineering
Analysis Section Head for TRW. Dr. Grady received his bachelors and masters degrees, and Ph.D. in Nuclear Engineering from the University of Michigan.

         Paul Catuna joined the Company in July 1996 as Chief Financial Officer. From January 1994 to July 1996, Mr. Catuna was employed at Deloitte & Touche LLP, an international accounting and consulting firm, where he most recently served as an audit senior manager. From January 1988 to January 1994, Mr. Catuna worked for Grant Thornton LLP, an international accounting and consulting firm, where he most recently served as an audit manager. Mr. Catuna received his bachelors degree in Business Administration-Accounting from California State University Fresno, and is a certified public accountant.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent (10%) shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended April 30, 1998, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

                                       9.

                             EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

         The members of the Board of Directors of the Company do not receive cash compensation for their services as directors but are reimbursed for their reasonable expenses incurred in connection with attendance at meetings of the Board, in accordance with Company policy. Directors are eligible to participate in the 1996 Executives Equity Incentive Plan (the "Executives Plan") and the 1996 Equity Incentive Plan (the "Incentive Plan").

COMPENSATION OF EXECUTIVE OFFICERS

         The following table shows for the fiscal years ended April 30, 1997 and 1998, compensation awarded or paid to, or earned by, the Company's Chief Executive Officer and its other four most highly compensated executive officers at April 30, 1998 (the "Named Executive Officers"):


                                          SUMMARY COMPENSATION TABLE

                                                                                                Long-Term
                                                                                               Compensation
                                                             Annual Compensation                  Awards
                                                ----------------------------------------------  ----------
                                                                                                Securities
                                                                                  Other Annual  Underlying
                                                            Salary       Bonus    Compensation    Options
Name and Principal Position                     Year          ($)         ($)        ($)(1)         (#)
---------------------------                     ----        ------       -----    ------------    -------
James E. Alexander                              1997       $174,000     $  --        $  --           --
   President and Chief Executive Officer        1998       $204,870     $  --        $60,553(2)      --
Boris Rubizhevsky                               1997       $147,000     $  --        $  --           --
   Senior Vice President                        1998       $176,975     $  --        $25,946(3)      --
Daniel J. Grady                                 1997       $107,000     $  --        $  --           --
   Vice President, Medical, Research and        1998       $125,603     $  --        $  --           --
   Diagnostics
Paul J. Catuna                                  1997       $ 58,208     $  --        $  --        138,227
   Vice President, Finance, Chief Financial     1998       $116,394     $  --        $  --        120,000
   Officer and Secretary

(1)  Excludes other compensation,  the aggregate  amount of which does not exceed the lesser of $50,000 or
     10% of such Named Executive Officers' annual compensation.
(2)  Represents  $33,000 paid for  forgiveness  of a loan made by the Company and $27,553 for interest and taxes payable as a result of a loan. See Certain Transactions.
(3)  Represents  $25,946  paid  for  interest  and  taxes  payable  as a  result  of a loan.  See  Certain
     Transactions.



STOCK OPTION GRANTS AND EXERCISES

         The Company grants options to its executive officers under its Executives Plan and Incentive Plan and has options outstanding under its 1996 Stock Option Plan (the "Option Plan," and collectively the "Plans"). As of July 31, 1998, options to purchase a total of 55,000 shares, 80,000 shares and 764,809 shares, respectively, were outstanding under the Executives Plan, Incentive Plan and Option Plan; and options to purchase 475,000 shares, 52,500 shares and 0 shares, respectively, remained available for grant thereunder.

         The following tables show for the fiscal year ended April 30, 1998, certain information regarding options granted to, exercised by, and held at year end by, the Named Executive Officers:

                                            OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                                 Individual Grants
                                     --------------------------------------------
                                                              % of Total Options
                                     Number of Securities          Granted to          Exercise or
                                      Underlying Options      Employees in Fiscal       Base Price           Expiration
 Name                                   Granted (#)(1)            Year (%)(2)             ($/Sh)                Date
--------------------------------     --------------------     -------------------    -----------------    ------------------
 Paul J. Catuna                             120,000                   31.4                $6.38                9/21/02




(1)  Stock options vest the earlier of August 21, 2002 or upon obtaining certain stock performance criteria.

(2)  Based on 382,500 options granted in the fiscal year ended April 30, 1998.

                      AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR, AND FY-END OPTION VALUES


                                                                                                               Value of
                                                                                        Number of            Unexercised
                                                                                       Unexercised           in-the-Money
                                       Shares Acquired on        Value Realized         Options at            Options at
 Name                                    Exercise (#)(1)             ($)(1)            FY-End (#)(2)         FY-End ($)(2)
--------------------------------     --------------------     -------------------    -----------------    ------------------
Daniel J. Grady                               0                $           0                207,340        $    294,680
Paul Catuna                                   0                            0                258,227             156,453

(1)  Represents  the  difference  between the deemed fair market  value of the Common  Stock on the date of exercise  and the exercise price.

(2)  Based on the average  bid and asked  prices of the Common  Stock at fiscal year end (April 30,  1998) of $2.00 per share less the exercise price payable for such shares.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

         In September 1997, the Company entered into employment agreements with James E. Alexander and Boris Rubizhevsky. The agreements have a term of four years and provide for annual salaries of $200,000 and $180,000, respectively. Either the Company or the officer may terminate the agreement at any time upon notice to the other party. Under the agreements, the officer is entitled to receive incentive compensation up to 50% of the officer's annual salary, as approved by the Company pursuant to such executive compensation plan as the Company may approve. The agreements provide that upon a termination of employment other than for cause (as defined in the agreements), the officer is entitled to severance compensation of 18 months of his salary, paid at the same time as salary payments, 25% of the officer's annual prevailing salary, paid upon termination, and in addition all outstanding stock options held by the officer will be accelerated and will become exercisable in full and the Company's right of repurchase will terminate with respect to such shares. The agreements provide for similar accelerated vesting of outstanding stock options, upon a change in control of the Company.

         The Company has also entered into employment agreements with Daniel J. Grady and Paul J. Catuna. The agreements have an indefinite term and provide for at-will employment, terminable at any time by either party. The agreements provide for a rate of annual compensation, which the Company will review annually. Under the agreements, Messrs. Grady and Catuna are entitled to participate in the Company's standard plans and policies. The agreements also include customary confidentiality and invention assignment provisions.

                              CERTAIN TRANSACTIONS

         There has not been, nor is there currently proposed, any transaction or series of similar transactions to which the Company was or is to be a party in which the amount involved exceeds $60,000 and in which any director, executive officer, holder of more than 5% of the Common Stock, or any member of the immediate family of any such person had or will have a direct or indirect material interest other than compensation arrangements described in "Executive Compensation" and as described below.

         In connection with a private placement conducted in fiscal 1997 (the "Placement"), 12% unconvertible promissory notes (the "Placement Notes") in an aggregate principal amount of $395,000 were issued to Lindsay Gardner, a director of the Company, one employee of the Company and four affiliates of directors or officers of the Company at a discount totaling approximately $41,000 and otherwise on the same terms as the other investors. In addition, DayStar Partners, an entity of which Larry J. Wells, a director of the Company, was an affiliate, acquired $225,000 principal amount of Placement Notes and warrants issued in the Placement (the "Placement Warrants") to acquire approximately 99,393 shares of Common Stock on the same terms as other investors, and the Company entered into a consulting agreement with Larry Wells Co., Inc., another entity of which Mr. Wells is an affiliate, pursuant to which the Company paid the entity $85,000 in fiscal 1997 and $27,500 in fiscal 1998. Pursuant to the consulting agreement, that entity advised the Company concerning the Placement and following completion of the Placement has consulted with the Company as requested concerning financial matters and acquisition opportunities.

         On July 23, 1997, the terms of the Placement Notes were amended. Effective August 1, 1997, interest became payable monthly at 15% per annum. In connection with the amendment of the notes, the Company issued warrants to the noteholders to purchase a total of 450,000 shares of Common Stock, exercisable for a period of four years, at $5.80 per share. Of these, warrants to acquire 196,815 shares were issued to Lindsay Gardner, one employee of the Company and four affiliates of directors or officers of the Company. DayStar Partners received 72,464 of the warrants issued in connection with the amendment. On July 31, 1997, two employees purchased $200,000 of Placement Notes that were previously issued to unrelated third parties. On September 30, 1997, the outstanding balance of the Placement Notes was repaid from the proceeds of the Company's initial public offering of its Common Stock.


                                      11.

         In September 1996, in part in order to allow the Company to establish a pool of shares available for future awards pursuant to the Plans in amounts that comply with the guidelines established by certain state blue sky authorities, Mr. Alexander and Mr. Rubizhevsky exercised stock options to acquire 259,175 and 259,175 shares, respectively, of Common Stock at an exercise price of $0.64 per share. Messrs. Alexander and Rubizhevsky each recieved a loan from the Company in the principal amount of $165,000 for payment of the exercise price of the stock options. The purchased shares are pledged as collateral for the loans pursuant to a pledge agreement. The loans bear interest at an annual rate equal to the minimum applicable federal rate, and interest is payable annually. Principal and accrued but unpaid interest is due five years from the date of the note. For each optionee, until the note has been paid in full, upon any sale of such option shares by the optionee a portion of the sales proceeds equal to the exercise price per share of the shares sold will be used to pay amounts owed under the note. In addition, the Company has agreed to loan to such officers, pursuant to a five-year note with interest at the minimum applicable federal rate, an amount equal to the federal and state tax liability incurred by them as a result of exercising such options, and to pay compensation to such officers equal to the amount of interest payable under the loans and the amount of taxes payable as a result of such compensation. During fiscal 1998, the Company loaned Mr. Alexander and Mr. Rubizhevsky $66,000 and $57,000, respectively, the amount equal to the federal and state tax liability incurred as a result of exercising such options. During fiscal 1998, the Company recognized $1,500 of interest income on each of the loans for the tax liability and $11,000 on each of the loans for the exercise of the options and paid Mr. Alexander and Mr. Rubizhevsky additional compensation of $27,553 and $25,946, respectively. The after tax cash proceeds from the compensation were used to repay interest on the notes totaling $15,000 and $15,000, respectively.

         During fiscal 1998, a loan and interest due from Mr. Alexander totaling $25,000 and $8,000, respectively, was forgiven by the Board of Directors.

         The Company is also a party to several employment and consulting agreements.

         The Company has entered into indemnity agreements with certain officers and directors which provide, among other things, that the Company will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he may be required to pay in actions or proceedings which he is or may be made a party be reason of his position as a director, officer or other agent of the Company, and otherwise to the full extent permitted under California law and the Company's Bylaws.

                                  OTHER MATTERS

         The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                              By Order of the Board of Directors




                                              PAUL J. CATUNA
                                              Secretary

September 9, 1998


                                      12.

                                                                      APPENDIX A

                               ISONICS CORPORATION
                        1998 EMPLOYEE STOCK PURCHASE PLAN

                   ADOPTED BY BOARD OF DIRECTORS AUGUST, 1998
                      APPROVED BY SHAREHOLDERS ____________
                             TERMINATION DATE: NONE


1.   PURPOSE.

     (a) The purpose of the Plan is to provide a means by which Employees of the Company and certain designated Affiliates may be given an opportunity to purchase Shares of the Company.

     (b) The Company, by means of the Plan, seeks to retain the services of such Employees, to secure and retain the services of new Employees and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

     (c) The Company intends that the Rights to purchase Shares granted under the Plan be considered options issued under an "employee stock purchase plan," as that term is defined in Section 423(b) of the Code.

2.   DEFINITIONS.

     (a) "Affiliate" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

     (b) "Board" means the Board of Directors of the Company.

     (c) "Code" means the United States Internal Revenue Code of 1986, as amended.

     (d) "Committee" means a Committee appointed by the Board in accordance with subparagraph 3(c) of the Plan.

     (e) "Company" means Isonics Corporation, a California corporation.

     (f) "Director" means a member of the Board.

     (g) "Eligible Employee" means an Employee who meets the requirements set forth in the Offering for eligibility to participate in the Offering.

     (h) "Employee"means any person, including Officers and Directors, employed by the Company or an Affiliate of the Company. Neither service as a Director nor payment of a director's fee shall be sufficient to constitute "employment" by the Company or the Affiliate.

     (i) "Employee Stock Purchase Plan" means a plan that grants rights intended to be options issued under an "employee stock purchase plan," as that term is defined in Section 423(b) of the Code.

     (j) "Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

     (k) "Fair Market Value" means the value of a security, as determined in good faith by the Board. If the security is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of the security shall be the closing sales price (rounded up where necessary to the nearest whole cent) for such security (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the relevant security of the Company) on the trading day prior to the relevant determination date, as reported in The Wall Street Journal or such other source as the Board deems reliable.

     (l) "Non-Employee Director" means a Director who either (i) is not a current Employee or Officer of the Company or its parent or subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

     (m) "Offering" means the grant of Rights to purchase Shares under the Plan to Eligible Employees.

     (n) "Offering Date" means a date selected by the Board for an Offering to commence.

     (o) "Outside Director" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of the Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time, and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

     (p) "Participant" means an Eligible Employee who holds an outstanding Right granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Right granted under the Plan.

     (q) "Plan" means this 1998 Employee Stock Purchase Plan.

     (r) "Purchase Date" means one or more dates established by the Board during an Offering on which Rights granted under the Plan shall be exercised and purchases of Shares carried out in accordance with such Offering.

     (s) "Right" means an option to purchase Shares granted pursuant to the Plan.

     (t) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3 as in effect with respect to the Company at the time discretion is being exercised regarding the Plan.

     (u) "Securities Act" means the United States Securities Act of 1933, as amended.

     (v) "Share" means a share of the common stock of the Company.


3.   ADMINISTRATION.

     (a) The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in subparagraph 3(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

     (b) The Board (or the Committee) shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

            (i) To determine when and how Rights to purchase Shares shall be granted and the provisions of each Offering of such Rights (which need not be identical).

            (ii) To designate from time to time which Affiliates of the Company shall be eligible to participate in the Plan.

            (iii) To construe and interpret the Plan and Rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

            (iv) To amend the Plan as provided in paragraph 14.

            (v) Generally, to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Company and its Affiliates and to carry out the intent that the Plan be treated as an Employee Stock Purchase Plan.


     (c) The Board may delegate administration of the Plan to a Committee of the Board composed of two (2) or more members, all of the members of which Committee may be, in the discretion of the Board, Non-Employee Directors and/or Outside Directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee of two
(2) or more Outside Directors any of the administrative powers the

Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or such a subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

4.   SHARES SUBJECT TO THE PLAN.

     (a) Subject to the provisions of paragraph 13 relating to adjustments upon changes in securities, the Shares that may be sold pursuant to Rights granted under the Plan shall not exceed in the aggregate Two Hundred Thousand (200,000) Shares. If any Right granted under the Plan shall for any reason terminate without having been exercised, the Shares not purchased under such Right shall again become available for the Plan.

     (b) The Shares subject to the Plan may be unissued Shares or Shares that have been bought on the open market at prevailing market prices or otherwise.

5.   GRANT OF RIGHTS; OFFERING.

     (a) The Board may from time to time grant or provide for the grant of Rights to purchase Shares of the Company under the Plan to Eligible Employees in an Offering on an Offering Date or Dates selected by the Board. Each Offering shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate, which shall comply with the requirements of Section 423(b)(5) of the Code that all Employees granted Rights to purchase Shares under the Plan shall have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering shall be effective, which period shall not exceed twenty-seven (27) months beginning with the Offering Date, and the substance of the provisions contained in paragraphs 6 through 9, inclusive.

     (b) If a Participant has more than one Right outstanding under the Plan, unless he or she otherwise indicates in agreements or notices delivered hereunder: (i) each agreement or notice delivered by that Participant will be deemed to apply to all of his or her Rights under the Plan, and (ii) an earlier-granted Right (or a Right with a lower exercise price, if two Rights have identical grant dates) will be exercised to the fullest possible extent before a later-granted Right (or a Right with a higher exercise price if two Rights have identical grant dates) will be exercised.

6.   ELIGIBILITY.

(a) Rights may be granted only to Employees of the Company or, as the Board may designated as provided in subparagraph 3(b), to Employees of an Affiliate. Except as provided in subparagraph 6(b), an Employee shall not be eligible to be granted Rights under the Plan unless, on the Offering Date, such Employee has been in the employ of the Company or the

Affiliate, as the case may be, for such continuous period preceding such grant as the Board may require, but in no event shall the required period of continuous employment be equal to or greater than two (2) years.

     (b) The Board may provide that each person who, during the course of an Offering, first becomes an Eligible Employee will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an Eligible Employee or which occurs thereafter, receive a Right under that Offering, which Right shall thereafter be deemed to be a part of that Offering. Such Right shall have the same characteristics as any Rights originally granted under that Offering, as described herein, except that:

            (i) the date on which such Right is granted shall be the "Offering Date" of such Right for all purposes, including determination of the exercise price of such Right;

            (ii) the period of the Offering with respect to such Right shall begin on its Offering Date and end coincident with the end of such Offering; and

            (iii) the Board may provide that if such person first becomes an Eligible Employee within a specified period of time before the end of the Offering, he or she will not receive any Right under that Offering.

     (c) No Employee shall be eligible for the grant of any Rights under the Plan if, immediately after any such Rights are granted, such Employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Affiliate. For purposes of this subparagraph 6(c), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any Employee, and stock which such Employee may purchase under all outstanding rights and options shall be treated as stock owned by such Employee.

     (d) An Eligible Employee may be granted Rights under the Plan only if such Rights, together with any other Rights granted under all Employee Stock Purchase Plans of the Company and any Affiliates, as specified by Section 423(b)(8) of the Code, do not permit such Eligible Employee's rights to purchase Shares of the Company or any Affiliate to accrue at a rate which exceeds twenty five thousand dollars ($25,000) of the fair market value of such Shares (determined at the time such Rights are granted) for each calendar year in which such Rights are outstanding at any time.

     (e) The Board may provide in an Offering that Employees who are highly compensated Employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

7.   RIGHTS; PURCHASE PRICE.

     (a) On each Offering Date, each Eligible Employee, pursuant to an Offering made under the Plan, shall be granted the Right to purchase up to the number of Shares purchasable either:

            (i) with a percentage designated by the Board not exceeding fifteen percent (15%) of such Employee's Earnings (as defined by the Board in each Offering) during the period which begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering; or

            (ii) with a maximum dollar amount designated by the Board that, as the Board determines for a particular Offering, (1) shall be withheld, in whole or in part, from such Employee's Earnings (as defined by the Board in each Offering) during the period which begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering and/or (2) shall be contributed, in whole or in part, by such Employee during such period.

     (b) The Board shall establish one or more Purchase Dates during an Offering on which Rights granted under the Plan shall be exercised and purchases of Shares carried out in accordance with such Offering.

     (c) In connection with each Offering made under the Plan, the Board may specify a maximum amount of Shares that may be purchased by any Participant as well as a maximum aggregate amount of Shares that may be purchased by all Participants pursuant to such Offering. In addition, in connection with each Offering that contains more than one Purchase Date, the Board may specify a maximum aggregate amount of Shares which may be purchased by all Participants on any given Purchase Date under the Offering. If the aggregate purchase of Shares upon exercise of Rights granted under the Offering would exceed any such maximum aggregate amount, the Board shall make a pro rata allocation of the Shares available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable.

     (d) The purchase price of Shares acquired pursuant to Rights granted under the Plan shall be not less than the lesser of:

            (i) an amount equal to eighty-five percent (85%) of the fair market value of the Shares on the Offering Date; or

            (ii) an amount equal to eighty-five percent (85%) of the fair market value of the Shares on the Purchase Date.


8.   PARTICIPATION; WITHDRAWAL; TERMINATION.

     (a) An Eligible Employee may become a Participant in the Plan pursuant to an Offering by delivering a participation agreement to the Company within the time specified in the Offering, in such form as the Company provides. Each such agreement shall authorize payroll deductions of up to the maximum percentage specified by the Board of such Employee's Earnings during the Offering (as defined in each Offering). The payroll deductions made for each Participant shall be credited to a bookkeeping account for such Participant under the Plan and either may be deposited with the general funds of the Company or may be deposited in a separate account in the name of, and for the benefit of, such Participant with a financial institution designated by the Company. To the extent provided in the Offering, a Participant may reduce (including to zero) or increase such payroll deductions. To the extent provided in the Offering, a Participant may begin such payroll deductions after the beginning of the Offering. A Participant may make additional payments into his or her account only if specifically provided for in the Offering and only if the Participant has not already had the maximum permitted amount withheld during the Offering.

     (b) At any time during an Offering, a Participant may terminate his or her payroll deductions under the Plan and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company provides. Such withdrawal may be elected at any time prior to the end of the Offering except as provided by the Board in the Offering. Upon such withdrawal from the Offering by a Participant, the Company shall distribute to such Participant all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire Shares for the Participant) under the Offering, without interest unless otherwise specified in the Offering, and such Participant's interest in that Offering shall be automatically terminated. A Participant's withdrawal from an Offering will have no effect upon such Participant's eligibility to participate in any other Offerings under the Plan but such Participant will be required to deliver a new participation agreement in order to participate in subsequent Offerings under the Plan.

     (c) Rights granted pursuant to any Offering under the Plan shall terminate immediately upon cessation of any participating Employee's employment with the Company or a designated Affiliate for any reason (subject to any post-employment participation period required by law) or other lack of eligibility. The Company shall distribute to such terminated Employee all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire Shares for the terminated Employee) under the Offering, without interest unless otherwise specified in the Offering. If the accumulated payroll deductions have been deposited with the Company's general funds, then the distribution shall be made from the general funds of the Company, without interest. If the accumulated payroll deductions have been deposited in a separate account with a financial institution as provided in subparagraph 8(a), then the distribution shall be made from the separate account, without interest unless otherwise specified in the Offering.

     (d) Rights granted under the Plan shall not be transferable by a Participant otherwise than by will or the laws of descent and distribution, or by a beneficiary designation as provided in paragraph 15 and, otherwise during his or her lifetime, shall be exercisable only by the person to whom such Rights are granted.

9.    EXERCISE.

     (a) On each Purchase Date specified therefor in the relevant Offering, each Participant's accumulated payroll deductions and other additional payments specifically provided for in the Offering (without any increase for interest) will be applied to the purchase of Shares up to the maximum amount of Shares permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional Shares shall be issued upon the exercise of Rights granted under the Plan unless specifically provided for in the Offering.

     (b) Unless otherwise specifically provided in the Offering, the amount, if any, of accumulated payroll deductions remaining in any Participant's account after the purchase of Shares that is equal to the amount required to purchase one or more whole Shares on the final Purchase Date of the Offering shall be distributed in full to the Participant at the end of the Offering, without interest. If the accumulated payroll deductions have been deposited with the Company's general funds, then the distribution shall be made from the general funds of the Company, without interest. If the accumulated payroll deductions have been deposited in a separate account with a financial institution as provided in subparagraph 8(a), then the distribution shall be made from the separate account, without interest unless otherwise specified in the Offering.


     (c) No Rights granted under the Plan may be exercised to any extent unless the Shares to be issued upon such exercise under the Plan (including Rights granted thereunder) are covered by an effective registration statement pursuant to the Securities Act and the Plan is in material compliance with all applicable state, foreign and other securities and other laws applicable to the Plan. If on a Purchase Date in any Offering hereunder the Plan is not so registered or in such compliance, no Rights granted under the Plan or any Offering shall be exercised on such Purchase Date, and the Purchase Date shall be delayed until the Plan is subject to such an effective registration statement and such compliance, except that the Purchase Date shall not be delayed more than twelve
(12) months and the  Purchase  Date shall in no event be more than  twenty-seven
(27) months from the Offering Date. If, on the Purchase Date of any Offering hereunder, as delayed to the maximum extent permissible, the Plan is not registered and in such compliance, no Rights granted under the Plan or any Offering shall be exercised and all payroll deductions accumulated during the Offering (reduced to the extent, if any, such deductions have been used to acquire Shares) shall be distributed to the Participants, without interest unless otherwise specified in the Offering. If the accumulated payroll deductions have been deposited with the Company's general funds, then the distribution shall be made from the general funds of the Company, without interest. If the accumulated payroll deductions have been deposited in a separate account with a financial institution as provided in subparagraph 8(a), then the distribution shall be made from the separate account, without interest unless otherwise specified in the Offering.

10.  COVENANTS OF THE COMPANY.

     (a) During the terms of the Rights granted under the Plan, the Company shall ensure that the amount of Shares required to satisfy such Rights are available.

     (b) The Company shall seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell Shares upon exercise of the Rights granted under the Plan. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Shares under the Plan, the Company shall be relieved from any liability for failure to issue and sell Shares upon exercise of such Rights unless and until such authority is obtained.

11.   USE OF PROCEEDS FROM SHARES.

     Proceeds from the sale of Shares pursuant to Rights granted under the Plan shall constitute general funds of the Company.

12.  RIGHTS AS A SHAREHOLDER.

     A Participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, Shares subject to Rights granted under the Plan unless and until the Participant's Shares acquired upon exercise of Rights under the Plan are recorded in the books of the Company.

13.  ADJUSTMENTS UPON CHANGES IN SECURITIES.

     (a) If any change is made in the Shares subject to the Plan, or subject to any Right, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of Shares subject to the Plan pursuant to subparagraph 4(a), and the outstanding Rights will be appropriately adjusted in the class(es), number of Shares and purchase limits of such outstanding Rights. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction that does not involve the receipt of consideration by the Company.)

     (b) In the event of: (i) a dissolution, liquidation, or sale of all or substantially all of the assets of the Company; (ii) a merger or consolidation in which the Company is not the surviving corporation; or (iii) a reverse merger in which the Company is the surviving corporation but the Shares outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then: (1) any surviving or acquiring corporation shall assume Rights outstanding under the Plan or shall substitute similar rights (including a right to acquire the same consideration paid to Shareholders in the transaction described in this subparagraph 13(b)) for those outstanding under the Plan, or (2) in the event any surviving or acquiring corporation refuses to assume such Rights or to substitute similar rights for those outstanding under the Plan, then, as determined by the Board in its sole discretion such Rights may continue in full force and effect or the Participants' accumulated payroll deductions (exclusive of any accumulated interest which cannot be applied toward the purchase of Shares under the terms of the Offering) may be used to purchase Shares immediately prior to the transaction described above under the ongoing Offering and the Participants' Rights under the ongoing Offering thereafter terminated.

14.  AMENDMENT OF THE PLAN.

     (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 13 relating to adjustments upon changes in securities and except as to minor amendments to benefit the administration of the Plan, to take account of a change in legislation or to obtain or maintain favorable tax, exchange control or regulatory treatment for Participants or the Company or any Affiliate, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary for the Plan to satisfy the requirements of Section 423 of the Code, Rule 16b-3 under the Exchange Act and any Nasdaq or other securities exchange listing requirements. Currently under the Code, shareholder approval within twelve (12) months before or after the adoption of the amendment is required where the amendment will:

            (i) Increase the amount of Shares reserved for Rights under the Plan;

            (ii) Modify the provisions as to eligibility for participation in the Plan to the extent such modification requires shareholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3; or

            (iii) Modify the Plan in any other way if such modification requires shareholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3.

     (b) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Employee Stock Purchase Plans and/or to bring the Plan and/or Rights granted under it into compliance therewith.

     (c) Rights and obligations under any Rights granted before amendment of the Plan shall not be impaired by any amendment of the Plan, except with the consent of the person to whom such Rights were granted, or except as necessary to comply with any laws or governmental regulations, or except as necessary to ensure that the Plan and/or Rights granted under the Plan comply with the requirements of
Section 423 of the Code.

15.  DESIGNATION OF BENEFICIARY.

     (a) A Participant may file a written designation of a beneficiary who is to receive any Shares and/or cash, if any, from the Participant's account under the Plan in the event of such Participant's death subsequent to the end of an Offering but prior to delivery to the Participant of such Shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant's account under the Plan in the event of such Participant's death during an Offering.

     (b) The Participant may change such designation of beneficiary at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such Shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

16.  TERMINATION OR SUSPENSION OF THE PLAN.

     (a) The Board in its discretion may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate at the time that all of the Shares subject to the Plan's reserve, as increased and/or adjusted from time to time, have been issued under the terms of the Plan. No Rights may be granted under the Plan while the Plan is suspended or after it is terminated.

     (b) Rights and obligations under any Rights granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except as expressly provided in the Plan or with the consent of the person to whom such Rights were granted, or except as necessary to comply with any laws or governmental regulation, or except as necessary to ensure that the Plan and/or Rights granted under the Plan comply with the requirements of Section 423 of the Code.

17.  EFFECTIVE DATE OF PLAN.

     The Plan shall become effective as determined by the Board, but no Rights granted under the Plan shall be exercised unless and until the Plan has been approved by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board, which date may be prior to the effective date set by the Board.

                                                                      APPENDIX B



                               ISONICS CORPORATION
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON OCTOBER 6, 1998

         The undersigned hereby appoints James E. Alexander and Paul J. Catuna and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Isonics Corporation which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of Isonics Corporation to be held at the offices of the Company, located at 20 Great Oaks Boulevard, San Jose, California, on Tuesday, October 6, 1998, at 10:00 a.m., local time, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

         UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR LISTED BELOW.

PROPOSAL 1: To elect five directors to hold office until the 1999 Annual Meeting of Shareholders.

   [ ]  FOR all nominees listed          [ ]  WITHHOLD AUTHORITY to vote for all
        below below.                          nominiees listed below.
        (except as marked to the
        contrary below)

Nominees: James E. Alexander, Boris Rubizhevsky, Lindsay A. Gardner, Larry J. Wells, Richard Parker

To withhold authority to vote for any nominee(s), write such nominee(s)' name(s) below:

________________________________________________________________________________

________________________________________________________________________________

                   (Continued and to be signed on other side)




                           (Continued from other side)

MANAGEMENT RECOMMENDS A VOTE FOR PROPOSALS 2 AND 3.

PROPOSAL 2:  To approve the Company's 1998 Employee Stock Purchase Plan.

   [ ]  FOR        [ ]  AGAINST        [ ]   ABSTAIN

PROPOSAL 3: To ratify the selection of Grant Thornton LLP as independent accountants of the Company for its fiscal year ending April 30, 1999.

   [ ]  FOR        [ ]  AGAINST        [ ]   ABSTAIN


DATED__________________________    _____________________________________________

                                   _____________________________________________
                                                  SIGNATURE(S)

                                   Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.

Please vote, date and promptly return this proxy in the enclosed return envelope which is postage prepaid if mailed in the United States.